UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2016

GARB OIL & POWER CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-14859	87-0296694
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1185 Gooden Xing, Largo, FL	33778
(address of principal executive offices)	(zip code)

888-573-6622
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4—Matters Related to Accountants and Financial Statements.

Item 4.01. Changes in Registrant’s Certifying Accountant

(1)

Previous Independent Auditor:

a.

On April 15, 2016, the Company was informed by HJ & Associates, LLC (“HJA”) via certified letter that it was resigning as the Company’s independent accountant.

b.

HJA’s report on the financial statements for the years ended December 31, 2014, and 2013, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period March 31, 2015, there have been no disagreements with HJA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJA, would have caused them to make reference thereto in their report on the financial statements. During the interim period March 31, 2015 through April 15, 2016, there have been no disagreements with HJA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of HJA would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized HJA to respond fully to the inquiries of the successor accountant.

e.

During the period March 31, 2015 through April 15, 2016, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to HJA prior to the date of the filing of this Report and requested that HJA furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2)

New Independent Auditor:

a.

On April 19, 2016, the Company engaged MAC Accounting Group, LLP (“MAC”) of Midvale, Utah, as its new registered independent public accountant. During the years ended December 31, 2014, and 2013, and prior to April 19, 2016 (the date of the new engagement), we did not consult MAC regarding, (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by MAC, in either case where  written or oral advice provided by MAC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from HJA dated April 25, 2016, regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GARB OIL & POWER CORPORATION

Dated: April 25, 2016	/s/ TAMMY TAYLOR
Tammy Taylor
Chief Executive Officer

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